Filed under Rule 497(k)

Registration No. 811-08789

VALIC COMPANY II

Supplement to the Summary Prospectus dated January 1, 2013

International Opportunities Fund (the “Fund”). In the Fund Summary, in the Investment Adviser section, information about the current portfolio manager Vincent Willyard is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Stephan Maikkula	2013	Executive Director

Date: July 2, 2013